Share-based compensation	12 Months Ended
Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-based compensation
SHARE-BASED COMPENSATION

We account for our share-based compensation arrangements under an accounting standard which requires us to measure the cost of employee services received in exchange for an award of equity instruments based on the grant date fair value of the award. The fair values of awards are recognized as additional compensation expense, which is classified as operating expense, proportionately over the vesting period of the awards.

We designed our share-based compensation arrangements to advance our long-term interests; for example, by allowing us to attract employees and directors, retain them and aligning their interests with those of our unitholders. The amount, frequency, and terms of share-based awards may vary based on competitive practices, our operating results, government regulations and availability under our equity incentive plans. Depending upon the form of the share-based award, new shares of our common units may be issued upon grant, option exercise or vesting of the award. We maintain two classes of a share-based plan, each as discussed below. As of December 31, 2012, we had awarded grants representing 788,428 shares of our common stock, and we could still issue grants representing as many as 211,572 shares of our common stock under the LTIP. The compensation committee of the board of directors approved this plan.

The Affinity Gaming 2011 Long Term Incentive Plan (“LTIP”) permits the granting of stock options to employees, officers, directors and consultants. Options granted to management under the LTIP generally vest ratably over three years from the date of the grant, and expire five years from the date of grant. Options granted to directors vest in two equal tranches, the first on issuance and the second on the first business day of the following calendar year. Options granted to our Chief Executive Officer vest ratably on December 31, 2011, 2012, and 2013. Vesting of the Chief Executive Officer’s options is based 50% on time and 50% on achieving certain performance criteria as evaluated by the compensation committee annually.

Our LTIP also provides for the grant of Restricted Stock Units (“RSUs”). Employees, officers, directors and consultants may, upon the passage of time or the attainment of performance criteria or both, earn RSUs which they may settle for cash, shares, or other securities or a combination thereof. Each RSU represents a contingent right to receive one share of Affinity Gaming common stock upon vesting. Holders of RSUs may vote their shares and receive their proportionate share of any dividends. The RSUs are subject to the terms and conditions contained in the applicable award agreement and our LTIP. In March 2011, our Chief Executive Officer was granted RSUs, totaling approximately 200,000 units; two-thirds of these RSUs had vested as of December 31, 2012, while the final one-third will vest on December 31, 2013. The vesting for each year is based 50% on time and 50% on achieving certain performance criteria as evaluated by the compensation committee annually. On February 24, 2012, we granted certain key executives RSUs totaling 26,832 units; these RSUs will vest ratably over three years. On December 27, 2012, we granted certain members of our Board of Directors RSUs totaling 35,126 units; half of these RSUs vested immediately, while the other half will vest on January 1, 2014.

The following table summarizes the activity related to our outstanding and non-vested stock options and restricted stock units for the period ended December 31, 2012:

	Stock Options				Restricted Stock
	Outstanding		Non-Vested		Non-Vested
	Shares	Weighted Average Exercise Price Per Share	Shares	Weighted Average Fair Value Per Share	Shares	Weighted Average Fair Value Per Share
Balance, January 1, 2012	409,088	$10.00	303,786	$5.50	133,334	$10.00
Granted	135,139	10.25	135,139	5.92	61,958	11.30
Vested	—	—	(177,758)	5.58	(88,827)	10.44
Exercised	—	—	—	—	—	—
Forfeited	(13,424)	10.00	(13,424)	5.50	(4,333)	10.00
Balance, December 31, 2012	530,803	$10.06	247,743	$5.67	102,132	$10.40

We had a total of 257,625 shares of restricted stock outstanding as of December 31, 2012.

A summary of our exercisable stock options as of December 31, 2012 is as follows:

Number of vested stock options	283,060
Weighted-average exercise price per share	$10.03
Aggregate intrinsic value (in thousands)	$586
Weighted-average remaining contractual term in years	3.4

At December 31, 2012, our outstanding stock options had an aggregate intrinsic value of $1.1 million, and had a weighted-average remaining contractual term of 3.5 years.

We estimate the fair value of stock option awards at their grant date using a Black-Scholes-Merton option-pricing model. During 2012 and 2011, we applied the following weighted-average assumptions:

	2012	2011
Expected term in years	5.0	5.0
Expected volatility	70.36%	63.43%
Expected dividends	—%	—%
Risk-free interest rates	0.86%	2.27%

For each year presented, we determined the expected option term using the contractual term. Because we are closely held and, therefore, do not have equity listed on a public exchange, we based expected volatility on the historical volatility associated with an average of the stocks of our peer group, which we determined to be publicly-traded, U.S.-based regional casino operators. The risk-free interest rate is based on U.S. Treasury rates appropriate for the expected term. Actual compensation, if any, ultimately realized may differ significantly from the amount estimated using an option-pricing model.

No stock options were exercised during 2012 or 2011.

The following tables present certain information related to compensation cost:

	Year Ended December 31,
	2012	2011
Compensation cost included in operating expense (in thousands)
Options	$1,102	$1,025
Restricted stock units	973	667
Total	$2,075	$1,692

As of December 31, 2012
Total compensation cost for non-vested awards not yet recognized (in thousands)
Stock options	$808
Restricted stock units	1,061
Total	$1,869

Weighted-average years to be recognized
Options	1.2
Restricted units	1.1